SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 24, 1998
(Date of earliest event reported)

Commission File No. 33-68724



                     Chase Manhattan Acceptance Corporation
--------------------------------------------------------------------------------


        Delaware                                           13-3456395
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


270 Park Avenue, 40th Floor
New York, New York                                                  10017
--------------------------------------------------------------------------------
Address of principal executive offices                            (Zip Code)


                                 (212) 270-6000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(99) Computational Materials prepared by Credit Suisse First Boston Corporation in connection with Chase Manhattan Acceptance Corporation, Multi-Class
                                        Mortgage   Pass-Through    Certificates,
                                        Series 1998-S5

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MANHATTAN ACCEPTANCE CORPORATION


August 24, 1998

                                        By:   /s/ Eileen Lindblom
                                           ----------------------------------
                                           Name:  Eileen Lindblom
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

  (99)                  Computational  Materials prepared by          P
                        Credit     Suisse    First    Boston
                        Corporation in connection with Chase
                        Manhattan  Acceptance   Corporation,
                        Multi-Class  Mortgage   Pass-Through
                        Certificates, Series 1998-S5